                                        [LOGO]



SKYLINE SPECIAL EQUITIES PORTFOLIO
INVESTING IN SMALL-SIZED COMPANIES

----------------------- STRATEGY

                        - Value orientation - low price/earnings ratio-
                          20% plus discount to the market

                        - Attention to growth - forecasted EPS growth in
                          the 10% to 20% range

                        - Focus on "neglected" companies - limited
                          Wall Street research coverage

                        - Market cap range of $100 million to $700 million



                        JUNE 30, 1997

LETTER FROM WILLIAM M. DUTTON, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                                   July 18, 1997


Dear Shareholder:

We are pleased to report that Skyline Special Equities Portfolio showed a gain of 19.3% in the June quarter compared to a gain of 16.2% for the Russell 2000 Index, as the net asset value closed the period at $22.19 per share. For the first six months of the year, the Fund gained 22.2% compared to a gain of only 10.2% for the Russell 2000 Index. The strong results for the quarter were due to a strong stock market and good stock selection. For the six months, results were also aided by advantageous sector weightings and a favorable environment early in the year for our small cap value investment style.

As most of you are aware, the Fund recently completed its tenth full year of operation. The table below shows the performance of the Fund for various time frames since its inception in April 1987. As you can see, the Fund has outperformed the small cap market over all time frames and has one of the best long term track records in the industry. In fact, for the ten years ending in June, the Fund ranks as the sixth best performing diversified stock fund, as ranked by Lipper Analytical Services, Inc. One of the main reasons for this strong performance is that the Fund has done extremely well during periods when our small-cap value investment style has been in favor. Since the Fund's inception in 1987, there have been three time periods that our investment style has been in favor: 1988, 1992-93, and 1996-97. In each of these periods, the Fund strongly outperformed the market. Also important is that in most years where our style has been out of favor, the Fund still performed reasonably well compared to the Russell 2000 Index.

PERFORMANCE

                                SPECIAL
                                EQUITIES             RUSSELL 2000

     Qtr2 1997                   19.30%                 16.21%

     YTD 1997                    22.19                  10.20

     1 yr.                       38.08                  16.33

     3 yrs.                      23.20                  20.06

     5 yrs.                      23.29                  17.88

     10 yrs.                     18.37                  11.14

     Since Inception             18.44                  11.18

MARKET REVIEW

The big move upward in the stock market in the second quarter can be attributed to a strong economy, excellent corporate earnings, low inflation, and a belief by investors that interest rates will not move higher. Early in the year, investors had worried about interest rate increases after the Federal Reserve Board raised a key


                     SEMI-ANNUAL REPORT - JUNE 30, 1997                       1
interest rate in an effort to cool off the economy. During the second quarter, a consensus developed among investors that additional rate increases would not occur, setting the stage for a powerful rally when corporate earnings appeared to be better than expected.

During the quarter, the advance was very broad in the small cap market, with all economic sectors in the Russell 2000 showing gains over 10%. The technology sector led all groups with an increase of over 23%. For the six months, however, sector performance was very mixed, with certain sectors showing gains of 15%-20% while other sectors showed only minor advances. The top performing sectors for the six months were the financial services sector and certain economically sensitive areas. The technology sector, despite its big return in the second quarter, actually recorded a loss for the first half due to its extremely weak showing in the first quarter.

Unlike the recent past, the second quarter showed very similar results among small and large stocks and among investment styles. Small cap stocks, as measured by the Russell 2000 Index, trailed large cap stocks by only a slim margin and actually outperformed large stocks since the end of April. In terms of investment styles, growth stock managers had an edge on value managers, but both styles showed solid returns for the period. For the six months, large stocks still have a significant lead over small stocks, and small cap value-oriented funds have a comfortable lead over small cap growth-oriented funds due to results from the first quarter.

FUND REVIEW

As noted earlier, the Fund registered a gain of approximately 19.3% in the quarter compared to a gain of 16.2% for the Russell 2000 Index. While sector weightings proved slightly positive in the period, the main reason for the outperformance was good stock selection. Top performing stocks came from a variety of sectors, with the top ten stocks falling in six different economic sectors. The Fund benefited from two stocks that received buyout offers at prices significantly above market prices. Also, there were very few problem stocks during the quarter.

For the six months, the Fund showed a gain of over 22% compared to a gain of 10.2% for the Russell 2000 Index. Again, stock selection was quite strong, leading the Fund to perform better than the Russell 2000 in nearly every economic sector. Top performing stocks came from a range of sectors, with the top ten performers falling in six different sectors. Sector weightings had a larger impact on performance for the six months. The Fund was heavily weighted in sectors that performed well, such as the financial services and consumer sectors, and underweighted in sectors that performed poorly, such as technology and health care.

The Fund has been heavily weighted in economically sensitive stocks for most of the past few years. This positioning proved to be very beneficial over the last year and is a major reason for the strong results in 1997. A strong economy, such as the one we have had over the past year, creates lots of stock market opportunities because many companies are showing improving results. We have identified many such opportunities over recent quarters, particularly in the consumer and industrial areas of the economy.


2                    SEMI-ANNUAL REPORT - JUNE 30, 1997

Another major investment theme in the Fund today is a "restructuring" theme. Over the past year, we have identified a number of small cap companies that are in the process of major corporate restructuring. Usually these companies have a new CEO that has recently joined the company from a larger corporation. In most cases, the company in which we own stock has a good product or service and a strong position in its market but for one reason or another has not been generating an adequate level of profitability. The new CEO, who usually has an attractive stock option package, is focused on increasing profitability. Examples in the Fund include Borg-Warner Security Corp., a guard and alarm services company whose new CEO came from Emerson Electric Co.; MagneTek, an electrical equipment company whose new CEO came from AlliedSignal Inc.; and Michaels Stores, a retailer whose new CEO had major positions with Target and Lowe's Companies, Inc.

Many of the stocks that fit this "restructuring" theme do not have low price/earnings ratios, and consequently, the P/E of the Fund is higher than normal today. However, we believe these stocks qualify as value-oriented stocks because they are quite cheap on other measures such as price/sales, price/book value, or price/potential earnings. In all cases, they are trading at low multiples of the earnings that should be attained once the restructuring is complete. While we have always owned a few stocks that fit this definition of "value," the Fund has a far higher weighting today in these situations.

OUTLOOK

Our outlook is somewhat mixed at the present time. On the positive side, small cap stocks appear relatively inexpensive compared to large cap stocks. Valuation measures such as price/earnings and price/book value are low on a relative basis. Also, the economy is strong, which has historically been positive for small cap stocks.

On the other hand, valuation for the entire market is high, leaving little room for absolute multiple expansion going forward. At the same time, the Federal Reserve Board appears concerned that the economy is too strong and may very well do what is necessary to slow it down. This would be a negative for our investment approach, since many of our holdings are economically sensitive.

Perhaps most important, we believe that your individual stock holdings have good appreciation potential from current levels. Most holdings possess excellent risk/reward characteristics, with relatively low valuations and above-average earnings growth prospects. If the economy can continue to show solid growth, we believe the Fund will perform quite well on both an absolute and relative basis.

Sincerely,


/s/ William M. Dutton


                     SEMI-ANNUAL REPORT - JUNE 30, 1997                       3

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------

                               Qtr2            YTD                                                                   Since
                               1997           1997          1 yr.         3 yrs.         5 yrs.        10 yrs.    Inception(2)
SPECIAL EQUITIES              19.30          22.19          38.08         23.20          23.29          18.37         18.44

RUSSELL 2000                  16.21          10.20          16.33         20.06          17.88          11.14         11.18

S&P 500                       17.45          20.53          34.75         28.94          19.80          14.61         15.05


                                    CALENDAR YEARS

                          1996      1995      1994      1993      1992      1991      1990      1989      1988     1987(2)
SPECIAL EQUITIES          30.4      13.8      -1.2      22.9      42.5      47.4      -9.3      24.0      29.7     -16.9

RUSSELL 2000              16.5      28.4      -1.8      18.9      18.4      46.1     -19.5      16.2      24.9     -24.3

S&P 500                   23.3      37.5       1.3      10.0       7.7      30.6      -3.2      31.4      16.5     -12.0


SECTOR WEIGHTINGS (AS OF JUNE 30, 1997)
--------------------------------------------------------------------------------

[CHART]

AUTOS & TRANSPORTATION        13.0%
CASH                           4.2%
TECHNOLOGY                     1.3%
PRODUCER DURABLES             11.3%
CONSUMER DISCRETIONARY        25.4%
MATERIALS & PROCESSING        15.1%
HEALTH CARE                    4.6%
CONSUMER STAPLES               0.5%
ENERGY                         4.6%
FINANCIAL SERVICES            20.0%


4                    SEMI-ANNUAL REPORT - JUNE 30, 1997

SECTOR PERFORMANCE (AS OF JUNE 30, 1997)
--------------------------------------------------------------------------------

                                        2Q 1997              YEAR TO DATE
                                  SPECIAL   RUSSELL        SPECIAL   RUSSELL
                                 EQUITIES     2000        EQUITIES     2000

             TECHNOLOGY           64.5%     23.5%          74.7%     -0.1%
                             ---------------------------------------------------
     FINANCIAL SERVICES            26.0      13.3           28.4      13.6
                             ---------------------------------------------------
      PRODUCER DURABLES            24.9      23.2           32.1      17.0
                             ---------------------------------------------------
                 ENERGY            20.9      15.0            9.7       3.3
                             ---------------------------------------------------
 CONSUMER DISCRETIONARY            20.6      18.7           23.9      13.4
                             ---------------------------------------------------
 MATERIALS & PROCESSING            19.9      11.2           27.3       8.3
                             ---------------------------------------------------
              UTILITIES            18.4      12.2           22.4       6.7
                             ---------------------------------------------------
 AUTOS & TRANSPORTATION            10.2      20.2            9.6      19.0
                             ---------------------------------------------------
            HEALTH CARE             4.4      13.4            5.3       3.9
                             ---------------------------------------------------
                  OTHER             0.0      20.9            0.0      19.1
                             ---------------------------------------------------
       CONSUMER STAPLES           -35.4      16.5          -17.9      19.2
                             ---------------------------------------------------


                     SEMI-ANNUAL REPORT - JUNE 30, 1997                       5

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------

                                SPECIAL
                                EQUITIES          RUSSELL 2000         S&P 500

P/E RATIO (MEDIAN)               16.5                22.6               20.9
PRICE/BOOK                       2.27                2.62               3.51
PRICE/SALES                      0.81                1.35               1.52

--------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL        18.0%               22.0%              15.2%
    YEAR AVERAGE

--------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.      $420 million       $620 million       $33 billion
PORTFOLIO VALUE               $348 million       $792 billion     $6,839 billion
NUMBER OF HOLDINGS                  78               2,000               500

--------------------------------------------------------------------------------
TICKER SYMBOL:                   SKSEX
CUSIP #:                       830833208
INITIAL INVESTMENT:              $1,000
SUBSEQUENT INVESTMENT:            $100


STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------

COMSTOCK RESOURCES, INC. (CRK)

Comstock Resources explores for and produces natural gas in the Texas/Louisiana region. Unlike many in the industry, Comstock generates strong net income. This enables the company to reinvest in its business by drilling more wells or acquiring more property without diluting current shareholders' interests or leveraging the balance sheet. In fact, the company plans to grow production 20% or more in each of the next two years by drilling low-risk wells on its existing, producing properties. Despite this low-risk growth strategy, the company's stock sells at a low multiple of earnings per share, particularly compared to its peer group, of which many firms do not even generate much net income.

SYNTHETIC INDUSTRIES, INC. (SIND)

Synthetic Industries is a leading producer of polypropylene-based fabrics and fibers for the carpet, construction, and environmental markets. SIND's low cost manufacturing operations and proximity to major customers have allowed the company to achieve market share gains in its core carpet backing market.
In addition, SIND has been very successful in applying its expertise in plastic fibers to new markets. Examples of new products that address more rapidly growing markets include solid waste landfill liners and FIBERMESH, a low cost method of reinforcing concrete. Despite SIND's track record of steady earnings growth and excellent prospects, the company sells at only 10.8x fiscal 1997 earnings per share, a significant discount to its competitors and the market as a whole.


6                    SEMI-ANNUAL REPORT - JUNE 30, 1997

TOP TEN HOLDINGS                                                 % OF NET ASSETS
--------------------------------------------------------------------------------

FURON COMPANY
  Polymer-based products                                               2.6%

BRYLANE INC.
  Specialty catalogs                                                   1.9%

CHICAGO BRIDGE & IRON CO. N.V.
  Maker of steel tanks                                                 1.9%

DELPHI FINANCIAL GROUP, INC.
  Accident & health insurance                                          1.9%

IHOP CORP.
  Restaurant operator                                                  1.8%

CITATION CORP.
  Castings manufacturer                                                1.8%

ALLIED GROUP, INC.
  Personal lines insurance                                             1.8%

INTERPOOL, INC.
  Container leasing firm                                               1.7%

AMERICAN HERITAGE LIFE INVESTMENT
  Payroll-deduction plans                                              1.7%

LANDSTAR SYSTEM, INC.
  Truckload carrier                                                    1.7%

TOP TEN HOLDINGS                                                      18.8%


NOTES TO PERFORMANCE

(1) The performance for the one, three, five, and ten years ended June 30, 1997, and for the period April 23, 1987 (inception) through June 30, 1997, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and fund characteristics are compiled by Frank Russell Company.

     Sources: Lipper Analytical Services & Frank Russell Company.

(2)  Return is calculated from the Fund's inception on April 23, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.


Distributor: Funds Distributor Inc.


                     SEMI-ANNUAL REPORT - JUNE 30, 1997                       7

PORTFOLIO HOLDINGS AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                            Company              Number         Market
                                          Description           of Shares       Value
                                   -----------------------      ---------    -----------
COMMON STOCKS
AUTOS & TRANSPORTATION - 12.0%
  AUTO RELATED - 4.1%
APS Holding Corp.(a)               Auto parts distributor        303,100     $ 2,652,125
Excel Industries, Inc.             OEM auto parts supplier       247,300       4,822,350
Intermet Corp.                     Metal castings                220,500       3,541,781
Standard Products Co.              OEM auto parts supplier       134,700       3,401,175
                                                                             -----------
                                                                              14,417,431

  OTHER TRANSPORTATION - 5.2%
Interpool, Inc.                    Container leasing firm        402,800       5,941,300
Kitty Hawk, Inc.(a)                Air freight services          239,000       3,585,000
Monaco Coach Corp.(a)              Recreational vehicles mfgr.   139,500       3,382,875
Pittston Burlington Group          Air freight services          183,200       5,152,500
                                                                             -----------
                                                                              18,061,675

  TRUCKING - 2.7%
Landstar System, Inc.(a)           Truckload carrier             206,600       5,810,625
USFreightways Corp.                Less than truckload carrier   138,800       3,591,450
                                                                             -----------
                                                                               9,402,075
                                                                             -----------
  TOTAL AUTOS & TRANSPORTATION                                                41,881,181

CONSUMER DISCRETIONARY - 25.4%
  APPAREL/TEXTILES - 1.4%
Kellwood Co.                       Apparel maker                 176,200       4,889,550

  COMMERCIAL SERVICES - 4.7%
Borg-Warner Security Corp.         Alarm/guard services          241,500       4,316,812
CB Commercial Real Estate
    Services(a)                    Real estate related svcs.     159,100       4,832,662
Harland (John H.) Co.              Check printing                182,200       4,156,438
New England Business
    Service, Inc.                  Business forms firm           112,800       2,968,050
                                                                             -----------
                                                                              16,273,962

  CONSUMER PRODUCTS/SERVICES - 6.5%
Carmike Cinemas, Inc.(a)           Cinema operator               128,200       4,198,550
Furniture Brands
    International, Inc.(a)         Furniture manufacturer        226,200       4,382,625
Harman International
    Industries, Inc.               Audio equipment               135,700       5,716,363
Libbey Inc.                        Glass tableware               148,700       5,204,500
Oneida Ltd.                        Tableware/flatware            123,100       3,285,231
                                                                             -----------
                                                                              22,787,269

8                    SEMI-ANNUAL REPORT - JUNE 30, 1997

-------------------------------------------------------------------------------

                                            Company              Number         Market
                                          Description           of Shares       Value
                                   -----------------------      ---------    -----------
  RESTAURANTS - 3.2%
IHOP Corp.(a)                      Restaurant operator           203,100     $ 6,296,100
Sonic Corp.                        Fast-food restaurants         218,600       4,809,200
                                                                             -----------
                                                                              11,105,300

  RETAIL - 9.6%
Aaron Rents, Inc.                  Furniture store operator      310,300       4,150,262
Brylane Inc.(a)                    Specialty catalogs            170,700       6,582,619
Fingerhut Companies, Inc.          Catalog retailer              245,500       4,280,906
Heilig-Meyers Co.                  Furniture store operator      249,900       4,904,288
Michaels Stores, Inc.(a)           Arts & crafts stores          240,100       5,087,119
Tractor Supply Co.(a)              Farm-related products         253,900       4,570,200
Zale Corp.(a)                      Jewelry retailer              185,700       3,679,181
                                                                             -----------
                                                                              33,254,575
                                                                             -----------

  TOTAL CONSUMER DISCRETIONARY                                                88,310,656

CONSUMER STAPLES - 0.5%
ProSource, Inc.(a)                 Foodservice distribution      225,100       1,603,838

ENERGY - 4.6%
  EXPLORATION & PRODUCTION - 2.1%
Comstock Resources, Inc.(a)        Oil & gas producer            366,300       3,823,256
Monterey Resources, Inc.           Oil & gas producer            224,600       3,340,925
                                                                             -----------
                                                                               7,164,181

  OTHER ENERGY - 2.5%
MarkWest Hydrocarbon, Inc.(a)      Natural gas processing        236,600       3,549,000
Willbros Group Inc.(a)             Engineering/const. firm       329,800       5,235,575
                                                                             -----------
                                                                               8,784,575
                                                                             -----------

  TOTAL ENERGY                                                                15,948,756

FINANCIAL SERVICES - 20.0%
  BANKS/THRIFTS - 2.2%
Community First
    Bankshares, Inc.               North Dakota-based bank        89,300       3,426,887
Sovereign Bancorp, Inc.            East Coast savings & loan     267,020       4,072,055
                                                                             -----------
                                                                               7,498,942

  LIFE INSURANCE - 3.1%
American Heritage Life
    Investment                     Payroll-deduction plans       179,200       5,913,600
FBL Financial Group, Inc.          Farm Bureau endorsed          127,200       4,801,800
                                                                             -----------
                                                                              10,715,400

                     SEMI-ANNUAL REPORT - JUNE 30, 1997                       9

-------------------------------------------------------------------------------

                                            Company              Number         Market
                                          Description           of Shares       Value
                                   -----------------------      ---------    -----------
  OTHER FINANCIAL SERVICES - 2.7%
MoneyGram Payment
    Systems Inc.(a)                Wire transfer services        297,400      $4,684,050
Western National Corp.             Retirement annuities          181,100       4,855,744
                                                                             -----------
                                                                               9,539,794

  OTHER INSURANCE - 12.0%
Allied Group, Inc.                 Personal lines insurance      162,250       6,165,500
Blanch (E.W.) Holdings, Inc.       Reinsurance brokerage         155,700       4,155,244
Chartwell Re Corporation           Property & casualty reinsur.  113,200       3,396,000
Delphi Financial Group, Inc.(a)    Accident & health insur.      168,706       6,495,181
Financial Security Assurance
    Holdings                       Municipal bond insurance      106,700       4,154,631
Fremont General Corp.              Workers' comp. insurance      109,500       4,407,375
Horace Mann Educators Corp.        Property & casualty insur.     88,300       4,326,700
PennCorp Financial
   Group, Inc.                     Life & health insurance       122,800       4,727,800
SCPIE Holdings Inc.                Medical malpractice insur.    142,700       3,968,844
                                                                             -----------
                                                                              41,797,275
                                                                             -----------
  TOTAL FINANCIAL SERVICES                                                    69,551,411

HEALTH CARE - 4.6%
  HEALTH CARE SERVICES - 3.0%
Sierra Health Services, Inc.(a)    Health maintenance org.       101,900       3,184,375
Trigon Healthcare, Inc.(a)         Health maintenance org.       176,700       4,284,975
United Payors & United
    Providers, Inc.(a)             Health care intermediary      219,100       2,903,075
                                                                             -----------
                                                                              10,372,425

  MEDICAL EQUIPMENT/PRODUCTS - 1.6%
Marquette Medical
    Systems, Inc.(a)               Monitoring equipment          150,700       3,315,400
Vital Signs, Inc.                  Disposable medical prod.      141,100       2,478,069
                                                                             -----------
                                                                               5,793,469
                                                                             -----------
  TOTAL HEALTH CARE                                                           16,165,894

MATERIALS & PROCESSING - 15.1%
  BUILDING/CONSTRUCTION PRODUCTS - 4.9%
Ameron International Corp.         Concrete pipe/coatings         76,300       4,320,487
Chicago Bridge &
    Iron Co. N.V.                  Maker of steel tanks          294,000       6,504,750
Dayton Superior Corp.(a)           Concrete accessories          196,700       2,507,925
Interface, Inc.                    Carpet producer               170,200       3,765,675
                                                                             -----------
                                                                              17,098,837

10                   SEMI-ANNUAL REPORT - JUNE 30, 1997

-------------------------------------------------------------------------------

                                            Company              Number         Market
                                          Description           of Shares       Value
                                   -----------------------      ---------    -----------
  INDUSTRIAL PRODUCTS - 3.9%
Brady (W.H.) Co.                   Misc. specialty products      153,700      $4,457,300
Furon Company                      Polymer-based products        284,600       8,929,325
                                                                             -----------
                                                                              13,386,625

  METAL FABRICATIONS - 1.8%
Citation Corp.(a)                  Castings manufacturer         363,700       6,228,363

  PACKAGING - 2.3%
BWAY Corp.(a)                      Metal cans/containers         143,200       3,329,400
Shorewood Packaging Corp.          Consumer & software prod.     210,000       4,777,500
                                                                             -----------
                                                                               8,106,900

  SPECIALTY CHEMICALS - 2.2%
Cambrex Corp.                      Synthetic chemicals             7,600         301,150
Lilly Industries, Inc.             Industrial coatings/chem.     174,200       3,505,775
Synthetic Industries, Inc.(a)      Industrial fibers             189,600       4,005,300
                                                                             -----------
                                                                               7,812,225
                                                                             -----------
  TOTAL MATERIALS & PROCESSING                                                52,632,950

PRODUCER DURABLES - 11.3%
  MACHINERY - 4.7%
Alamo Group, Inc.                  Grounds maint. equip.         124,600       2,593,237
Applied Industrial
    Technologies, Inc.             Industrial prod. distributor  152,700       5,497,200
Binks-Sames Corp.                  Spray coating equipment        86,700       4,009,875
Brown & Sharpe
    Manufacturing Co.(a)           Metrology instruments         277,500       4,197,188
                                                                             -----------
                                                                              16,297,500

  OTHER PRODUCER DURABLES - 6.6%
AFC Cable Systems, Inc.            Maker of cable equipment       88,200       2,381,400
General Cable Corp.                Wire & cable producer         203,100       5,204,437
LSI Industries Inc.                Lighting/graphics products    179,700       2,425,950
MagneTek, Inc.(a)                  Integrated electrical prod.   301,400       5,010,775
MotivePower Industries Inc.(a)     Locomotive components         214,000       3,424,000
TriMas Corp.                       Diversified manufacturer      165,100       4,643,438
                                                                             -----------
                                                                              23,090,000
                                                                             -----------

  TOTAL PRODUCER DURABLES                                                     39,387,500

TECHNOLOGY - 1.3%
BancTec Inc.                       Financial software/equip.     170,200       4,414,563
                                                                             -----------

                     SEMI-ANNUAL REPORT - JUNE 30, 1997                      11

-------------------------------------------------------------------------------

                                          Company           Principal           Market
                                        Description           Amount            Value
                                   ---------------------   --------------   ------------
TOTAL COMMON STOCKS - 94.8%
(Cost:  $265,822,879)                                                       $329,896,749

CONVERTIBLE BOND
  AUTOS & TRANSPORTATION - 1.0%
Atlantic Coast Airlines, Inc.(d)
    7.00% Due 7/1/04               Regional airline         $ 3,393,000        3,545,685
                                                                             -----------

TOTAL CONVERTIBLE BOND - 1.0%
(Cost:  $3,412,312)                                                            3,545,685

MONEY MARKET INSTRUMENTS
  VARIABLE RATE DEMAND NOTES(b)
Yield 5.23% to 5.30%
  due August 1997 to February 1998
  American Family Financial Services                                           1,848,624
  General Mills, Inc.                                                             64,361
  Johnson Controls, Inc.                                                       3,798,290
  Pitney Bowes Credit Corp.                                                      731,262
  Warner-Lambert Co.                                                           3,049,296
  Wisconsin Electric Power Corp.                                                 854,961
                                                                             -----------
                                                                              10,346,794

  COMMERCIAL PAPER(c)
Associates First Capital, Inc., 6.10% due 7/01/97                              5,800,000
                                                                             -----------

TOTAL MONEY MARKET INSTRUMENTS - 4.7%
(Cost:  $16,146,794)                                                          16,146,794
                                                                             -----------

TOTAL INVESTMENTS - 100.5%
(Cost:  $285,381,985)                                                        349,589,228

OTHER LIABILITIES LESS ASSETS - (0.5%)                                        (1,616,230)
                                                                             -----------

NET ASSETS - 100.0%                                                         $347,972,998
                                                                             -----------
                                                                             -----------



12                   SEMI-ANNUAL REPORT - JUNE 30, 1997

-------------------------------------------------------------------------------
(a)  Non-income producing security.

(b) Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on June 30, 1997.

(c)  Commercial paper is traded at par value.

(d) The following security may require registration under the Securities Act of 1933 or an exemption there from in order to effect sale in ordinary course of business. This security is valued at fair market supplied by a pricing source or brokers, if not available, then determined in good faith by the Board of Trustees of the Fund. At June 30, 1997, the aggregate value of the Fund's restricted security was $3,545,685, which represented 1.0% of net assets.

SECURITY DESCRIPTION         DATE OF ACQUISITION   PRINCIPAL AMOUNT   UNIT COST
--------------------------------------------------------------------------------

Atlantic Coast Airlines, Inc.    June 27, 1997         $3,393,000       $100.57
  7.00%, 2004

--------------------------------------------------------------------------------


Based on cost of investments for federal income tax purposes of $285,381,985, on June 30, 1997, net unrealized appreciation was $64,207,243, consisting of gross unrealized appreciation of $69,868,179 and gross unrealized depreciation of $5,660,936.


See accompanying notes to financial statements.


                     SEMI-ANNUAL REPORT - JUNE 30, 1997                      13

STATEMENT OF ASSETS & LIABILITIES AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $285,381,985)                       $ 349,589,228
Cash                                                                     3,299
Receivable for:
  Securities sold                             $ 3,099,586
  Dividends and interest                          151,888
  Shares sold                                     802,748            4,054,222
                                             ------------        -------------
Total assets                                                       353,646,749

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                          4,656,312
  Shares redeemed                                 613,690
  Advisory fee                                    403,364
  Trustees' fee                                       385            5,673,751
                                             ------------        -------------

Net assets applicable to shares
  outstanding                                                    $ 347,972,998
                                                                 -------------
                                                                 -------------

Shares outstanding--no par value
  (unlimited number of shares authorized)                           15,683,420
                                                                 -------------
                                                                 -------------

PRICING OF SHARES
Net asset value, offering price, and
  redemption price per share                                     $       22.19
                                                                 -------------
                                                                 -------------

ANALYSIS OF NET ASSETS
Paid-in capital                                                  $ 256,085,750
Undistributed net realized gain on
  sales of investments                                              28,214,662
Unrealized appreciation of investments                              64,207,243
Undistributed net investment loss                                     (534,657)
                                                                 -------------
Net assets applicable to shares outstanding                      $ 347,972,998
                                                                 -------------
                                                                 -------------

See accompanying notes to financial statements.


14                   SEMI-ANNUAL REPORT - JUNE 30, 1997

STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

Investment income:
  Dividends                                                      $   1,098,604
  Interest                                                             420,295
                                                                 -------------
Total investment income                                              1,518,899

Expenses:
  Investment advisory fee                                            2,044,160
  Fees to unaffiliated trustees                                          9,396
                                                                 -------------
Total expenses                                                       2,053,556
                                                                 -------------

Net investment loss                                                   (534,657)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                         24,540,982
  Net change in unrealized appreciation                             35,950,837
                                                                 -------------
Net realized and unrealized gain on investments                     60,491,819
                                                                 -------------
Net increase in net assets resulting from operations             $  59,957,162
                                                                 -------------
                                                                 -------------

See accompanying notes to financial statements.

                     SEMI-ANNUAL REPORT - JUNE 30, 1997                      15

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                            Six Months Ended
                                                6/30/97            Year Ended
                                              (unaudited)           12/31/96
                                            ----------------     -------------

From operations:
  Net investment loss                       $    (534,657)       $    (537,572)
  Net realized gain on sales of
     investments                               24,540,982           36,985,981
  Net change in unrealized appreciation        35,950,837            8,160,180
                                            -------------        -------------

Net increase in net assets resulting
  from operations                              59,957,162           44,608,589

Distributions to shareholders from
  net realized gains                                -              (33,540,295)

From share transactions:
  Proceeds from shares sold                    96,600,944           68,600,112
  Reinvestment of capital gain
     distributions                                  -               32,987,339
  Payments for shares redeemed                (28,065,484)         (60,788,388)
  Redemption in-kind                                -               (7,286,453)
                                            -------------        -------------

Net increase in net assets
  resulting from share transactions            68,535,460           33,512,610
                                            -------------        -------------


Total increase in net assets                  128,492,622           44,580,904

Net assets at beginning of period             219,480,376          174,899,472
                                            -------------        -------------

Net assets at end of period                  $347,972,998         $219,480,376
                                            -------------        -------------
                                            -------------        -------------


See accompanying notes to financial statements.


16                   SEMI-ANNUAL REPORT - JUNE 30, 1997

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               Six Months
                                              Ended 6/30/97                   Years ended December 31
                                               (unaudited)       1996            1995          1994           1993
                                              -----------------------------------------------------------------------
Net asset value at
  beginning of period                          $  18.16       $  16.79       $  15.64       $  17.83       $  17.12
                                               --------       --------       --------       --------       --------
Income from Investment
 Operations
   Net investment loss                            (0.03)         (0.04)         (0.06)         (0.08)         (0.09)
   Net realized and unrealized
    gain (loss) on investments                     4.06           5.02           2.21          (0.18)          3.94
                                               --------       --------       --------       --------       --------
    Total from Investment
     Operations                                    4.03           4.98           2.15          (0.26)          3.85
                                               --------       --------       --------       --------       --------
Less distributions from net
 realized gains on investments                       -           (3.61)         (1.00)         (1.93)         (3.14)
                                               --------       --------       --------       --------       --------
Net asset value at end of period               $  22.19       $  18.16       $  16.79       $  15.64       $  17.83
                                               --------       --------       --------       --------       --------
                                               --------       --------       --------       --------       --------

Total Return                                      22.19%(b)      30.37%         13.83%         (1.15%)        22.85%

Ratios/Supplemental Data
   Ratio of expenses to average
     net assets                                    1.49%(a)       1.51%          1.51%          1.49%          1.48%
   Ratio of net investment
     loss to average net
      assets                                      (0.38%)(a)     (0.32%)        (0.35%)        (0.49%)        (0.54%)
   Fund turnover rate                                72%(a)        130%            71%            82%           104%
   Net assets, end of period
    (in thousands)                             $347,973       $219,480       $174,899       $202,771       $228,011
                                               --------       --------       --------       --------       --------
                                               --------       --------       --------       --------       --------

Average commission rate paid on stock transactions for the six months ended June 30, 1997 was $0.0599 per share.

Note: Total return does not reflect the effect of any sales charges which may have been previously charged.

(a) Ratios have been determined on an annualized basis.
(b) For the six months ended June 30, 1997.

See accompanying notes to financial statements.

                     SEMI-ANNUAL REPORT - JUNE 30, 1997                      17

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

Skyline Funds are an open-ended, diversified investment management company which consists of Special Equities Portfolio and Special Equities II. The Funds commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, and Special Equities II on February 9, 1993. The following notes relate solely to the accompanying financial statements of Special Equities Portfolio ("Fund").

                                          1
                           SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at market value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. Variable rate demand notes and commercial paper are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available are valued at a fair value as determined in good faith by the Funds' Board of Trustees.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

- FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time), each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

- FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

- EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Fund expenses, such as trustees' fees, are allocated between the two Skyline Funds.


18                   SEMI-ANNUAL REPORT - JUNE 30, 1997

--------------------------------------------------------------------------------

                                          2
                             TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total advisory fee charged for the six months ended June 30, 1997 was $2,044,160. The Adviser has agreed to reimburse the Fund to the extent that the aggregate annual expenses of the Fund, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Fund's ongoing operations, exceed 1.75% of the average daily net assets of the Fund.

Certain officers and trustees of the Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Funds make no direct payments to its officers or trustees who are affiliated with the Adviser.

For the six months ended June 30, 1997, the Fund paid fees of $9,396 to its unaffiliated trustees.


                                          3
                                  REDEMPTION IN-KIND

On September 30, 1996, a shareholder received a redemption in-kind for its portion of the assets held by the Fund at that date. As a result, investments with a market value of $6,777,575 and a cost basis of $5,691,096 were transferred to the former shareholder and $508,878 was paid to the shareholder in cash.

                     SEMI-ANNUAL REPORT - JUNE 30, 1997                      19

--------------------------------------------------------------------------------

                                          4
                                  SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:


                                           Six Months Ended      Year Ended
                                                6/30/97           12/31/96
                                           ----------------------------------
         Shares sold                         5,061,450           3,541,731
         Shares issued
             for reinvestment
             of dividends                        --              1,876,407
                                             ----------         -----------
                                             5,061,450           5,418,138
         Less shares redeemed               (1,465,316)         (3,385,587)
         Less redemption in-kind                 --               (363,595)
                                             ----------         -----------
         Net increase in shares
             outstanding                     3,596,134           1,668,956
                                             ----------         -----------
                                             ----------         -----------



                                          5
                               INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the six months ended June 30, 1997 are as follows:

         Cost of purchases               $ 162,850,886
         Proceeds from sales                94,511,384



REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1997
-------------------------------------------------------------------------------

This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Funds.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.


20                   SEMI-ANNUAL REPORT - JUNE 30, 1997

FOR 24-HOUR SKYLINE FUNDS PRICES CALL: 1.800.828.2SKY

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE
DURING NORMAL BUSINESS HOURS CALL: 1.800.458.5222

--------------------------------------------------------------------------------


                                        [LOGO]

                                311 South Wacker Dr.
                                     Suite 4500
                               Chicago, Illinois 60606

                                        [LOGO]



SKYLINE SPECIAL EQUITIES II
INVESTING IN SMALL-SIZED COMPANIES

----------------------- STRATEGY

                        - Value orientation - low price/earnings ratio-
                          20% plus discount to the market

                        - Attention to growth - forecasted EPS growth in
                          the 10% to 20% range

                        - Focus on "neglected" companies - limited
                          Wall Street research coverage

                        - Market cap range of $400 million to $2 billion



                        JUNE 30, 1997

LETTER FROM KENNETH S. KAILIN, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                                   July 18, 1997

Dear Shareholder:

We are pleased to report that the Fund continued to post both strong relative and absolute performance returns over the most recent period. Specifically, for the three-month period ending June 30, 1997, the Fund returned 19.3%, while the average small company stock fund was up 17.1%, as measured by Lipper Analytical Services, Inc. The Fund's performance also compares quite favorably to the Russell 2000 Index, which returned 16.2% during the same period. The Fund has now beaten the Index for six consecutive quarters. The Fund's net asset value was $13.61 per share on June 30, 1997.

For the six-month period ending June 30, 1997, the Fund returned 14.0%. This return compares well against the Russell 2000 Index, which rose 10.2% for the same period. The average small company stock fund increased by 9.0% during this period.

For the 12-month period ending June 30, 1997, the Fund rose 28.2% compared to the Russell 2000 Index, which grew 16.3%. The return for the average small company stock fund paled in comparison at 13.7%. Clearly, the past year has been very successful for the shareholders of the Fund.

MARKET OVERVIEW

In an environment where the economic conditions were almost perfect (solid Gross Domestic Product growth, low unemployment, low inflation, high consumer confidence, and falling interest rates), stock prices were strong in most segments of the market.

Small stocks, which had been badly lagging the returns of large stocks for some time, performed much better in the second quarter. As measured by the Russell 2000 Index, small stocks returned 16.2% in the second quarter, while large stocks, as measured by the Standard & Poor's 500 Index, rose 17.5%.

In terms of styles, small stock growth managers, as measured by the Russell 2000 Growth Index, returned 17.6% in the quarter. This increase moderately outperformed small stock value managers who, as measured by the Russell 2000 Value Index, returned 15.1%.

In terms of small company performance by sector, technology, producer durables, and autos and transportation issues all returned over 20% in the second quarter. No sector produced a negative return. The worst sectors were utilities, materials and processing, and health care, which all still gained over 10% in the period.

FUND REVIEW

The Fund's strong second quarter return cannot be attributed to any one or two factors. The performance was generated from generally good stock selection and proper industry exposure. All of the Fund's major industry sectors produced positive results, and eight of the ten sectors generated returns which exceeded the Russell 2000 Index return of 16.2% for the quarter.


                     SEMI-ANNUAL REPORT - JUNE 30, 1997                       1

The best sectors for the Fund included producer durables, technology, health care, and consumer discretionary. Each of these sectors returned over 20% during the three months ending June 30, 1997. The healthy economy allowed strong business profits in many areas. The only modestly disappointing sectors were energy and consumer staples, which returned less than 10%.

The Fund was generally well-balanced in the quarter relative to the Index with the major exception being utility stocks, which are generally not owned by the Fund.

Individual stock selection was also quite successful during the second quarter. A number of relatively new Fund additions performed very well, along with many stocks that recovered from stock price corrections seen in the first quarter. Thus far in 1997, the Fund has also benefited from several stocks which received buy-out offers at higher than market prices.

OUTLOOK

Value investors, by their nature, tend to own more economically and interest rate sensitive stocks than most investors, and the 1997 economy has been kind to our style thus far. While the stock market appears expensive on most valuation measures, the economy has been extremely well-behaved. All signs at this time point toward continued economic growth with modest inflation. This environment seems likely to produce a stable backdrop for further corporate profit growth, with potentially higher stock prices. This would be a good scenario for the Fund. However, if consumer spending picks up later this year as many suspect, fears concerning higher interest rates could create additional market volatility along the way.

Small stock performance, while improved, has continued to lag the performance of larger stocks for a long time. This has been frustrating, however, it has also created many situations where smaller companies are simply selling at valuations which are very cheap relative to large company peers. The Fund owns a collection of these stocks where growth prospects are bright, yet the stocks trade at a big valuation discount compared to the general stock market. For this reason, we remain upbeat concerning the long-term relative potential of the Fund.

Sincerely,


    /s/ Kenneth S. Kailin


2                    SEMI-ANNUAL REPORT - JUNE 30, 1997

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------
                               SPECIAL
                             EQUITIES II    RUSSELL 2000   RUSSELL 2500

P/E RATIO (MEDIAN)              17.2            22.6           22.1
PRICE/BOOK                      2.50            2.62           2.65
PRICE/SALES                     0.97            1.35           1.32
--------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL       17.0%           22.0%          19.1%
   YEAR AVERAGE
--------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.   $820 million     $620 million    $1.2 billion
PORTFOLIO VALUE            $130 million     $792 billion   $1,600 billion
NUMBER OF HOLDINGS              48             2,000          2,500
--------------------------------------------------------------------------------
TICKER SYMBOL:                 SPEQX
CUSIP #:                     830833406
INITIAL INVESTMENT:           $1,000
SUBSEQUENT INVESTMENT:         $100


STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------
COHERENT, INC. (COHR)

Coherent, Inc. is the leading manufacturer of lasers for medical, scientific, and commercial applications. Lasers have come of age and are now used in many everyday applications such as supermarket scanners, CD players, and plastic surgery. Coherent is continually developing and improving new lasers for its ever-expanding customer base. Coherent is underfollowed by Wall Street and trades at a large discount to the market despite tripling its earnings over the last three years. Coherent's future prospects appear bright.

UNITED COMPANIES FINANCIAL CORPORATION (UC)

United Companies Financial Corporation provides home loans to consumers with low to moderate incomes and past credit history blemishes. Loan growth has been strong, as UC has expanded branches to over 200 locations, increased mortgage brokerage relationships, and established new partnerships with many financial institutions. Losses have been low since loans are secured by the borrowers' homes. The stock is cheap by most measures.

                     SEMI-ANNUAL REPORT - JUNE 30, 1997                       3

PERFORMANCE (%)(1)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Calendar Years
                        QTR2           YTD                                   Since       -------------------------------------
                        1997           1997           1 yr.     3 yrs.    Inception(2)   1996      1995      1994      1993(2)
SPECIAL EQUITIES II     19.28          13.99          28.18     21.23     15.64          26.6      21.0      -1.5      10.1

RUSSELL 2000            16.21          10.20          16.33     20.06     14.93          16.5      28.4      -1.8      13.8

RUSSELL 2500            15.11          11.25          20.10     22.30     16.21          19.0      31.7      -1.1      12.1

SECTOR WEIGHTINGS (AS OF JUNE 30, 1997)
--------------------------------------------------------------------------------
[CHART]

AUTOS & TRANSPORTATION                 6.2%
CASH                                   5.2%
TECHNOLOGY                             6.6%
CONSUMER DISCRETIONARY                22.4%
PRODUCER DURABLES                     14.0%
MATERIALS & PROCESSING                 4.8%
ENERGY                                 6.0%
HEALTH CARE                            5.6%
FINANCIAL SERVICES                    29.2%


4                    SEMI-ANNUAL REPORT - JUNE 30, 1997

SECTOR PERFORMANCE (AS OF JUNE 30, 1997)
--------------------------------------------------------------------------------

                                  2Q 1997                   YEAR TO DATE
                             ----------------------   ----------------------
                               SPECIAL     RUSSELL     SPECIAL      RUSSELL
                             EQUITIES II    2000     EQUITIES II     2000

    PRODUCER DURABLES           30.6%       23.2%        13.4%       17.0%
                        -------------------------------------------------------
          HEALTH CARE           23.5        13.4         33.6         3.9
                        -------------------------------------------------------
           TECHNOLOGY           23.2        23.5         23.0        -0.1
                        -------------------------------------------------------
CONSUMER DISCRETIONARY          22.8        18.7         18.1        13.4
                        -------------------------------------------------------
    FINANCIAL SERVICES          19.1        13.3         18.0        13.6
                        -------------------------------------------------------
AUTOS & TRANSPORTATION          18.1        20.2         16.4        19.0
                        -------------------------------------------------------
            UTILITIES           17.4        12.2         21.2         6.7
                        -------------------------------------------------------
MATERIALS & PROCESSING          16.7        11.2         -4.5         8.3
                        -------------------------------------------------------
               ENERGY            7.0        15.0         -4.3         3.3
                        -------------------------------------------------------
     CONSUMER STAPLES            1.1        16.5         -9.9        19.2
                        -------------------------------------------------------
                OTHER            0.0        20.9          0.0        19.1
                        -------------------------------------------------------



                     SEMI-ANNUAL REPORT - JUNE 30, 1997                       5

TOP TEN HOLDINGS                                           % OF NET ASSETS
-------------------------------------------------------------------------------
BRYLANE INC.
    Specialty catalogs                                          3.6%

AGCO CORP.
    Agriculture equipment producer                              3.6%

WORLD COLOR PRESS, INC.
    Commercial printer                                          3.0%

HUGHES SUPPLY INC.
    Construction/industrial supplies                            2.9%

CMAC INVESTMENT CORP.
    Mortgage insurance                                          2.8%

FURNITURE BRANDS INTERNATIONAL, INC.
    Furniture manufacturer                                      2.6%

CINCINNATI MILACRON INC.
    Cutting & machine tools                                     2.6%

KELLWOOD CO.
    Apparel maker                                               2.6%

LIBBEY INC.
    Glass tableware                                             2.5%

INTEGRATED HEALTH SERVICES, INC.
    Sub-acute health care services                              2.4%

TOP TEN HOLDINGS                                               28.6%


NOTES TO PERFORMANCE

(1) The performance for the one and three years ended June 30, 1997, and for the period February 9, 1993 (inception) through June 30, 1997, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The Russell 2500 Index is an unmanaged, market value weighted index comprised of small- to mid-sized companies. All figures take into account reinvested dividends. All indexes and fund characteristics are compiled by Frank Russell Company.

    Sources: Lipper Analytical Services and Frank Russell Company.

(2) Return is calculated from the Fund's inception on February 9, 1993.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small- and mid-sized companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.


6                    SEMI-ANNUAL REPORT - JUNE 30, 1997

                         This page left blank intentionally.




                     SEMI-ANNUAL REPORT - JUNE 30, 1997                       7

PORTFOLIO HOLDINGS AS OF JUNE 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

                                              Company                  Number           Market
                                            Description              Of Shares          Value
                                       -------------------           ---------      ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 6.2%
  AUTO RELATED - 1.6%
Borg-Warner
  Automotive, Inc.                     OEM auto parts maker           38,200        $  2,065,187

  OTHER TRANSPORTATION - 1.6%
Gulfstream Aerospace Corp.(a)          Jet aircraft                   68,900           2,032,550

  RAILROAD - 1.8%
Canadian National
  Railway Co.                          Railroad operator              54,400           2,380,000

  TRUCKING - 1.2%
USFreightways Corp.                    Less than truckload carrier    58,300           1,508,513
                                                                                    ------------

  TOTAL AUTOS & TRANSPORTATION                                                         7,986,250

CONSUMER DISCRETIONARY - 22.4%
  APPAREL/TEXTILES - 2.6%
Kellwood Co.                           Apparel maker                 121,000           3,357,750

  COMMERCIAL SERVICES - 1.8%
Harland (John H.) Co.                  Check printing                105,100           2,397,593

  CONSUMER PRODUCTS/SERVICES - 7.0%
Furniture Brands
  International, Inc.(a)               Furniture manufacturer        176,900           3,427,437
Harman International
  Industries, Inc.                     Audio equipment                58,500           2,464,313
Libbey Inc.                            Glass tableware                92,300           3,230,500
                                                                                    ------------
                                                                                       9,122,250

  PRINTING/PUBLISHING - 3.0%
World Color Press, Inc.(a)             Commercial printer            161,400           3,833,250

  RESTAURANTS - 1.2%
Lone Star Steakhouse &
  Saloon, Inc.(a)                      Casual dining                  58,600           1,523,600

8                    SEMI-ANNUAL REPORT - JUNE 30, 1997

-------------------------------------------------------------------------------

                                              Company                  Number           Market
                                            Description              Of Shares          Value
                                       -------------------           ---------      ------------
  RETAIL - 6.8%
Brylane Inc.(a)                        Specialty catalogs            121,000        $  4,666,062
Fingerhut Companies, Inc.              Catalog retailer              148,300           2,585,981
Zale Corp.(a)                          Jewelry retailer               82,200           1,628,588
                                                                                    ------------
                                                                                       8,880,631
                                                                                    ------------

  TOTAL CONSUMER DISCRETIONARY                                                        29,115,074

ENERGY - 6.0%
  EXPLORATION & PRODUCTION - 6.0%
Forcenergy Inc.(a)                     Oil & gas producer             86,100           2,615,287
Newfield Exploration Co.(a)            Oil & gas producer            124,600           2,492,000
Santa Fe Energy
  Resources, Inc.(a)                   Oil & gas producer            185,000           2,717,188
                                                                                    ------------
  TOTAL ENERGY                                                                         7,824,475


FINANCIAL SERVICES - 29.2%
  BANKS/THRIFTS - 6.0%
Community First
  Bankshares, Inc.                     North Dakota-based bank        66,400           2,548,100
Peoples Heritage Financial
  Group(a)                             Maine-based thrift             68,700           2,602,013
Sovereign Bancorp, Inc.                East Coast savings & loan     171,020           2,608,055
                                                                                    ------------
                                                                                       7,758,168

  LIFE INSURANCE - 2.1%
American Heritage Life
  Investment                           Life insurance firm            80,800           2,666,400

  OTHER FINANCIAL SERVICES - 5.3%
FIRSTPLUS Financial
  Group, Inc.(a)                       Consumer finance firm          69,000           2,346,000
United Companies
  Financial Corp.                      Finance company                78,200           2,209,150
Western National Corp.                 Retirement annuities           84,300           2,260,294
                                                                                    ------------
                                                                                       6,815,444

                     SEMI-ANNUAL REPORT - JUNE 30, 1997                       9

-------------------------------------------------------------------------------

                                              Company                  Number           Market
                                            Description              Of Shares          Value
                                       -------------------           ---------      ------------
  OTHER INSURANCE - 10.9%
Capital Re Corp.                       Specialty reinsurer            54,500        $  2,915,750
CMAC Investment Corp.                  Mortgage insurance             75,700           3,614,675
Fremont General Corp.                  Workers' comp. insurance       55,500           2,233,875
Horace Mann Educators Corp.            Property & casualty insur.     53,600           2,626,400
PennCorp Financial
  Group, Inc.                          Life & health insurance        72,600           2,795,100
                                                                                    ------------
                                                                                      14,185,800

  REAL ESTATE INVESTMENT TRUSTS - 4.9%
American General
  Hospitality Corp.                    Hotel properties               58,200           1,440,450
Arden Realty Group, Inc.               Office buildings               76,200           1,981,200
Cornerstone Properties Inc.            Office properties             109,800           1,688,175
Prentiss Properties Trust              Office/industrial properties   48,500           1,242,813
                                                                                    ------------
                                                                                       6,352,638
                                                                                    ------------

  TOTAL FINANCIAL SERVICES                                                            37,778,450

HEALTH CARE - 5.6%
  HEALTH CARE SERVICES - 5.6%
Integrated Health
  Services, Inc.                       Sub-acute health care svc.     81,800           3,149,300
Sierra Health Services, Inc.(a)        HMO                            56,800           1,775,000
Trigon Healthcare, Inc.(a)             HMO                            95,800           2,323,150
                                                                                    ------------

  TOTAL HEALTH CARE                                                                    7,247,450

MATERIALS & PROCESSING -  4.8%
  BUILDING/CONSTRUCTION PRODUCTS - 2.9%
Hughes Supply Inc.                     Const./indust. supplies        92,500           3,700,000

  SPECIALTY CHEMICALS - 0.1%
Cambrex Corp.                          Synthetic chemicals             2,900             114,912

  STEEL/IRON - 1.8%
UCAR International Inc.(a)             Steelmaking materials          51,200           2,342,400
                                                                                    ------------

  TOTAL MATERIALS & PROCESSING                                                         6,157,312

PRODUCER DURABLES - 14.0%
  MACHINERY - 6.1%
AGCO Corp.                             Agriculture equip. producer   128,600           4,621,563
Cincinnati Milacron Inc.               Cutting & machine tools       129,600           3,361,500
                                                                                    ------------
                                                                                       7,983,063

10                   SEMI-ANNUAL REPORT - JUNE 30, 1997

-------------------------------------------------------------------------------

                                              Company                  Number           Market
                                            Description              Of Shares          Value
                                       -------------------           ---------      ------------
  OTHER PRODUCER DURABLES - 7.9%
Applied Power Inc.                     Industrial products mfgr.      51,200        $  2,643,200
Essex International Inc.(a)            Wire & cable producer         112,400           3,133,150
General Cable Corp.                    Wire & cable producer          82,600           2,116,625
TriMas Corp.                           Diversified manufacturer       86,200           2,424,375
                                                                                    ------------
                                                                                      10,317,350
                                                                                    ------------

  TOTAL PRODUCER DURABLES                                                             18,300,413

TECHNOLOGY - 6.6%
BancTec Inc.(a)                        Financial software/equip.     116,300           3,016,531
Coherent, Inc.(a)                      Laser manufacturer             69,300           3,083,850
Wyle Electronics                       Electronics distributor        63,400           2,504,300
                                                                                    ------------

  TOTAL TECHNOLOGY                                                                     8,604,681
                                                                                    ------------

TOTAL COMMON STOCKS - 94.8%
(Cost:  $99,601,438)                                                                 123,014,105

MONEY MARKET INSTRUMENTS(b)
Yield 5.23% to 5.30%
  due August 1997 to February 1998
  American Family Financial Services                                                     692,410
  General Mills, Inc.                                                                     63,455
  Johnson Controls, Inc.                                                               3,829,154
  Pitney Bowes Credit Corp.                                                              249,134
  Warner-Lambert Co.                                                                      74,867
  Wisconsin Electric Power Corp.                                                       1,183,869
                                                                                    ------------

TOTAL MONEY MARKET INSTRUMENTS - 4.7%
(Cost:  $6,092,889)                                                                    6,092,889
                                                                                    ------------

TOTAL INVESTMENTS - 99.5%
(Cost:  $105,694,327)                                                                129,106,994

OTHER ASSETS LESS LIABILITIES - 0.5%                                                     701,089
                                                                                    ------------

NET ASSETS - 100.0%                                                                 $129,808,083
                                                                                    ------------
                                                                                    ------------

(a) Non-income producing security.

(b) Variable rate demand notes. Interest rates are reset every seven days. Rates disclosed represent rates in effect on June 30, 1997.

Based on cost of investments for federal income tax purposes of $105,694,327, on June 30, 1997, net unrealized appreciation was $23,412,667, consisting of gross unrealized appreciation of $23,911,340 and gross unrealized depreciation of $498,673.

See accompanying notes to financial statements.


                     SEMI-ANNUAL REPORT - JUNE 30, 1997                      11

STATEMENT OF ASSETS & LIABILITIES AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $105,694,327)                         $129,106,994
Receivable for:
  Securities sold                                $ 1,614,174
  Dividends and interest                             111,655
  Shares sold                                        332,789          2,058,618
                                                 -----------
Organization costs, net of accumulated
  amortization of $15,722                                                 6,519
                                                                   ------------
Total assets                                                        131,172,131
                                                                   ------------

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                               264,347
  Shares redeemed                                    932,245
  Advisory fee                                       154,273
  Trustees' fees                                       1,233
  Organization costs                                  11,950          1,364,048
                                                 -----------       ------------
Net assets applicable to shares
  outstanding                                                      $129,808,083
                                                                   ------------
                                                                   ------------
Shares outstanding--no par value
  (unlimited number of shares authorized)                             9,540,995
                                                                   ------------
                                                                   ------------

PRICING OF SHARES
Net asset value, offering price, and
  redemption price per share                                             $13.61
                                                                   ------------
                                                                   ------------

ANALYSIS OF NET ASSETS
Paid-in capital                                                    $ 96,976,585
Undistributed net realized gain on
  sales of investments                                                9,595,693
Unrealized appreciation of investments                               23,412,667
Undistributed net investment loss                                      (176,862)
                                                                   ------------
Net assets applicable to shares outstanding                        $129,808,083
                                                                   ------------
                                                                   ------------


See accompanying notes to financial statements.


12                   SEMI-ANNUAL REPORT - JUNE 30, 1997

STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

Investment income:
  Dividends                                                        $    437,178
  Interest                                                              218,794
                                                                   ------------
Total investment income                                                 655,972

Expenses:
  Investment advisory fee                                               822,093
  Fees to unaffiliated trustees                                           9,396
  Amortization of organization costs                                      1,345
                                                                   ------------
Total expenses                                                          832,834
                                                                   ------------

Net investment loss                                                    (176,862)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                           5,671,131
  Net change in unrealized appreciation                              10,615,004
                                                                   ------------
Net realized and unrealized gain on investments                      16,286,135
                                                                   ------------
Net increase in net assets resulting from operations               $ 16,109,273
                                                                   ------------
                                                                   ------------


See accompanying notes to financial statements.


                     SEMI-ANNUAL REPORT - JUNE 30, 1997                      13

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                         Six Months Ended
                                             6/30/97               Year Ended
                                           (unaudited)              12/31/96
                                           ------------           ------------

From operations:
  Net investment loss                      $   (176,862)          $   (235,416)
  Net realized gain on sales of
   investments                                5,671,131             20,381,999
  Net change in unrealized appreciation      10,615,004              2,418,395
                                           ------------           ------------

Net increase in net assets resulting
  from operations                            16,109,273             22,564,978

Distributions to shareholders from:
  Net investment income                           -                    (34,255)
  Net realized gains                              -                (16,359,084)
                                           ------------           ------------

Total Distributions                               -                (16,393,339)

From share transactions:
  Proceeds from shares sold                  49,481,809             20,849,640
  Reinvestments of dividends
   and capital gain distributions                 -                 16,109,334
  Payments for shares redeemed              (41,115,582)           (27,001,291)
                                           ------------           ------------

Net increase in net assets
  resulting from share transactions           8,366,227              9,957,683
                                           ------------           ------------

Total increase in net assets                 24,457,500             16,129,322

Net assets at beginning of period           105,332,583             89,203,261
                                           ------------           ------------

Net assets at end of period                $129,808,083           $105,332,583
                                           ------------           ------------
                                           ------------           ------------

See accompanying notes to financial statements.

14                   SEMI-ANNUAL REPORT - JUNE 30, 1997

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                       Six Months       Year          Year           Year             For the Period
                                       Ended 6/30/97    Ended         Ended          Ended              2/9/93(a)-
                                       (unaudited)    12/31/96       12/31/95       12/31/94             12/31/93
                                       --------------------------------------------------------------------------
Net asset value at
  beginning of period                  $  11.94       $  11.29       $  10.14       $   10.79            $  10.00
                                       --------       --------       --------       ---------            --------
Income from Investment
  Operations
   Net investment (loss) income           (0.02)         (0.02)          0.06            0.02                0.01
   Net realized and unrealized
    gain (loss) on investments             1.69           2.94           2.06           (0.19)               1.00
                                       --------       --------       --------       ---------            --------
    Total from Investment
      Operations                           1.67           2.92           2.12           (0.17)               1.01
                                       --------       --------       --------       ---------            --------
Less distributions from:
  Dividends from net
   investment income                         --          (0.01)         (0.06)          (0.02)                 --
  Dividends from net realized
   gains on investments                      --          (2.26)         (0.91)          (0.46)              (0.22)
                                       --------       --------       --------       ---------            --------
Total Distributions                          --          (2.27)         (0.97)          (0.48)              (0.22)
                                       --------       --------       --------       ---------            --------
Net asset value at
  end of period                        $  13.61       $  11.94       $  11.29       $   10.14            $  10.79
                                       --------       --------       --------       ---------            --------
                                       --------       --------       --------       ---------            --------

Total Return                              13.99%(d)      26.60%         20.95%          (1.52%)             10.08%(c)

Ratios/Supplemental Data
  Ratio of expenses to average
   net assets                              1.52%(b)       1.53%          1.52%           1.51%               1.51%(b)
  Ratio of net investment
   (loss) income to
    average net assets                    (0.32%)(b)     (0.24%)         0.50%           0.22%              (0.10%)(b)
  Fund turnover rate                        115%(b)        145%           102%             82%                111%(b)
  Net assets, end of period
   (in thousands)                      $129,808       $105,333       $ 89,203       $  99,638            $ 58,608
                                       --------       --------       --------       ---------            --------
                                       --------       --------       --------       ---------            --------


Average commission rate paid on stock transactions for the six months ended June 30, 1997, was $0.0599 per share.

(a) Commencement of operations.
(b) Ratios have been determined on an annualized basis.
(c) For the period February 9, 1993 to December 31, 1993.
(d) For the six months ended June 30, 1997.


See accompanying notes to financial statements.


                     SEMI-ANNUAL REPORT - JUNE 30, 1997                      15

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
-------------------------------------------------------------------------------

Skyline Funds are an open-ended, diversified investment management company which consists of the Special Equities Portfolio and Special Equities II. The Funds commenced public offering of their shares as follows: Special Equities Portfolio on April 23, 1987, and Special Equities II on February 9, 1993. The following notes relate solely to the accompanying financial statements of Special Equities II ("Fund").

                                          1
                           SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at market value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available are valued at a fair value as determined in good faith by the Funds' Board of Trustees.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from security transactions are reported on an identified cost basis.

- FUND SHARE VALUATION - Fund shares are sold on a continuous basis and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time) each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

- FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

- EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Fund expenses, such as trustees' fees, are allocated between the two Skyline Funds.


16                   SEMI-ANNUAL REPORT - JUNE 30, 1997

--------------------------------------------------------------------------------
                                          2
                             TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total advisory fee charged for the six months ended June 30, 1997 was $822,093. The Adviser has agreed to reimburse the Fund to the extent that the aggregate annual expenses of the Fund, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Fund's ongoing operations, exceed 2.00% of the average daily net assets of the Fund.

Certain officers and trustees of the Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Funds make no direct payments to its officers or trustees who are affiliated with the Adviser.

For the six months ended June 30, 1997, the Fund paid fees of $9,396 to its unaffiliated trustees.

                                          3
                                  SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                                  Six Months
                                    Ended             Year Ended
                                   6/30/97             12/31/96
                                  ------------------------------
  Shares sold                      4,075,228           1,685,216
  Shares issued
   for reinvestment
   of dividends                        -               1,398,376
                                  ----------          ----------
                                   4,075,228           3,083,592
  Less shares redeemed            (3,353,934)         (2,164,214)
                                  ----------          ----------
  Net increase in
   shares outstanding                721,294             919,378
                                  ----------          ----------
                                  ----------          ----------


                     SEMI-ANNUAL REPORT - JUNE 30, 1997                      17

--------------------------------------------------------------------------------

                                          4
                               INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the six months ended June 30, 1997 are as follows:

    Cost of purchases        $ 67,017,160
    Proceeds from sales        59,787,246




REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

This report, including the unaudited financial statements contained herein, is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.


18                   SEMI-ANNUAL REPORT - JUNE 30, 1997

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                     SEMI-ANNUAL REPORT - JUNE 30, 1997                      19

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20                   SEMI-ANNUAL REPORT - JUNE 30, 1997

FOR 24-HOUR SKYLINE FUNDS PRICES CALL: 1.800.828.2SKY

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE
DURING NORMAL BUSINESS HOURS CALL: 1.800.458.5222
--------------------------------------------------------------------------------

                                    [LOGO]

                             311 South Wacker Dr.
                                 Suite 4500
                            Chicago, Illinois 60606